EXHIBIT 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of ePlus inc. on Form 10-K for the year ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

        (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ePlus.

Dated:  February 7, 2008

                                            /S/ PHILLIP G. NORTON
                                            Phillip G. Norton
                                            Chief Executive Officer

                                            /S/ STEVEN J. MENCARINI
                                            Steven J. Mencarini
                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ePlus and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.